UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2006

Infinity Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Memorial Drive, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background

This Form 8-K/A is a further amendment to the Current Report on Form 8-K that we filed on September 18, 2006 (and amended on October 27, 2006) to report under Items 1.01, 2.01, 2.03, 5.01, 5.02, 5.03, 8.01 and 9.01 the completion of the business combination described therein on September 12, 2006 and certain consequences thereof. We are filing this amendment to provide additional unaudited pro forma financial information in connection with the completion of that transaction.

Item 9.01. Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

An unaudited pro forma condensed combined statement of operations describing the pro forma effect of the business combination on our unaudited statement of operations for the nine months ended September 30, 2006 is filed herewith as Exhibit 99.1 and incorporated herein by reference.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.

Date: December 22, 2006	By:	/s/ Adelene Q. Perkins
Adelene Q. Perkins
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited pro forma condensed combined statement of operations describing the pro forma effect of the business combination on our unaudited statement of operations for the nine months ended September 30, 2006. Filed herewith.